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                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of D & K Healthcare Resources, Inc. ("Company") on Form 10-Q for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            Dated:  February 13, 2004

                                                 /s/ J. Hord Armstrong, III
                                                 --------------------------
                                                 J. Hord Armstrong, III
                                                 Chairman of the Board and Chief
                                                 Executive Officer


                                                 /s/ Thomas S. Hilton
                                                 --------------------
                                                 Thomas S. Hilton
                                                 Senior Vice President and Chief
                                                 Financial Officer



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.